UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2022
National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001-37351	46-5053858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8400 East Prentice Avenue, 9th Floor
Greenwood Village, Colorado 80111
(Address of principal executive offices)
(720) 630-2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	NSA	New York Stock Exchange
Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) The 2022 annual meeting of shareholders (the “Annual Meeting”) of National Storage Affiliates Trust (the “Company”) was held on May 23, 2022, at which 83,303,839 of the Company's 91,461,720 common shares of beneficial interest, par value $0.01 per share (the "Shares"), issued and outstanding as of the record date, March 31, 2022, were represented in person via the live webcast or by proxy representing approximately 91.08% of the issued and outstanding Shares of the Company entitled to vote.

(b) At the Annual Meeting, the Company’s shareholders (1) elected the eleven trustees below to serve on the Company’s board of trustees until the Company’s 2023 annual meeting of shareholders and until their respective successors are duly elected and qualify, (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and (3) approved, on an advisory basis, the compensation of the Company's named executive officers. The proposals are described in detail in the Company’s 2022 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i) The voting results with respect to the election of each trustee were as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Arlen D. Nordhagen	77,459,200	1,251,271	50,510	4,542,858
George L. Chapman	71,912,992	6,793,350	54,639	4,542,858
Tamara D. Fischer	78,304,114	407,458	49,409	4,542,858
Paul W. Hylbert, Jr.	78,368,266	338,345	54,370	4,542,858
Chad L. Meisinger	76,246,214	2,461,870	52,897	4,542,858
Steven G. Osgood	78,155,177	552,713	53,091	4,542,858
Dominic M. Palazzo	78,156,940	549,904	54,137	4,542,858
Rebecca L. Steinfort	76,279,899	2,431,114	49,968	4,542,858
Mark Van Mourick	71,806,823	6,902,924	51,234	4,542,858
J. Timothy Warren	74,747,418	3,959,620	53,943	4,542,858
Charles F. Wu	78,162,906	547,094	50,981	4,542,858

(ii) The voting results with respect to the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 were as follows:

Votes For	Votes Against	Abstain
82,896,819	364,374	42,646

(iii) The voting results with respect to a non-binding advisory vote on executive compensation of the Company's named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
76,258,730	2,433,311	68,940	4,542,858

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ TAMARA D. FISCHER
Tamara D. Fischer
President and Chief Executive Officer

Date: May 27, 2022